Exhibit 99.2

Veeco Instruments Inc. February 11, 2019 Q4 2018 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.2

3 CEO Overview William Miller Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Q4 2018 Highlights 4 ▪ Bookings led by Front-End Semiconductor Foundry and EUV Mask Blank Customers ▪ Revenue declined due to significantly lower MOCVD China LED business Q4 Results $112M Bookings $99.0M Revenue ($6.9M) Non-GAAP Operating Loss (16¢) Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. ▪ Backlog grew to $288M ▪ Ending cash and short-term investments of $261M Q4 2018 Conference Call | © 2019 Veeco Instruments Inc. Focused on Business Transition to Front-End and Compound Semiconductor Markets

2019 Growth Opportunities 5 EUV Mask Blanks Ion Beam Deposition Front-End Wafer Processing Laser Annealing Wafer Level Packaging Lithography 3D Sensing / VCSEL MOCVD EUV – Extreme Ultraviolet VCSEL – Vertical Cavity Surface Emitting Laser MOCVD – Metal Organic Chemical Vapor Deposition Front-End Semiconductor Compound Semiconductor Advanced Packaging Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

2019 Focus 6 Innovate technology leadership ▪ Solve tough materials problems ▪ Execute product roadmaps Penetrate market growth ▪ EUV Mask Blanks – Ion Beam Deposition ▪ Leading-Edge Front-End Semiconductor – Laser Anneal ▪ 3D Sensing / VCSEL – MOCVD ▪ Advanced Packaging – Lithography Improve profitability ▪ Improve gross margin ▪ Reduce operating expenses Operate with Discipline to Restore Growth and Profitability Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

7 CFO Financial Review Sam Maheshwari Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Q4 2018 Revenue by Market & Region 8 ROW United States EMEA China 41% 33% 17% 9% LED Lighting, Display & Compound Semi Front-End Semiconductor Scientific & Industrial Advanced Packaging, MEMS & RF Filters $99.0M 22% 14% 50% 14% Q4 2018 Conference Call | © 2019 Veeco Instruments Inc. Revenue by Market Revenue by Region

P&L Highlights 9 Q4 Stock Price Decline Drove Non-Cash Goodwill Impairment Charge Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP $ millions (except per share amounts) Q3 18 Q4 18 2018 Q3 18 Q4 18 2018 Revenue $126.8 $99.0 542.1 $126.8 $99.0 542.1 Gross Profit 46.4 35.3 193.7 48.4 35.7 198.5 Gross Margin 36.6% 35.6% 35.7% 38.2% 36.0% 36.6% R&D 23.5 25.0 97.8 22.8 24.1 94.1 SG&A & Other 20.2 21.3 92.4 17.6 18.5 81.1 Asset Impairment -- 122.8 375.2 -- -- -- Operating Income/(Loss) (3.9) (139.0) (415.5) 8.0 (6.9) 23.2 Net Income/(Loss) (9.0) (144.7) (407.1) 5.3 (7.5) 14.2 Earnings/(Loss) Per Share ($0.19) ($3.11) ($8.63) $0.11 ($0.16) 0.30 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Balance Sheet Highlights 10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Continued Investment in Inventory Related to New Products and Evaluation Units $ millions Q3 18 Q4 18 Cash & Short-Term Investments 266 261 Accounts Receivable 91 67 Inventories 150 156 Accounts Payable 65 40 Long-Term Debt 284 287 Cash Flow from Operations 18 2 DSO (days) 64 61 DOI 173 219 DPO 74 56 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

2019 – Focus on Foundational & Growth Markets 11 ▪ Commodity blue LED business reducing significantly in 2019 ▪ Reduced China revenue going forward ▪ Growth initiatives aligned with multiple megatrends ▪ Foundational businesses remain stable Foundational and Growth Revenue Combined are Expected to Increase in 2019 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

2019 – Growth on a Solid Foundation 12 Key Foundational Businesses ▪ Service Business ▪ Wet Etch & Clean ▪ Data Storage ▪ Universities & Research Labs ▪ Optical Coatings for Industrial, Medical & Military Key Growth Initiatives ▪ EUV Mask Blanks - Ion Beam Deposition ▪ Advanced Front-End Semiconductor – Laser Annealing ▪ 3D Sensing / VCSEL – MOCVD ▪ Advanced Packaging – Lithography Foundational Businesses Generate Cash, Support Growth Initiatives Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Q1 2019 Guidance 13 .. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $85M - $105M $85M - $105M Gross Margin 33% - 35% 34% - 36% Net Income (Loss) ($28M)-($19M) ($14M)-($5M) Earnings Per Share ($0.59)-($0.39) ($0.30)-($0.10) Non-GAAP Operating Income (Loss) ($12M)-($3M) Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

14 Q&A Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

15 Reconciliation Tables Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share- based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction- related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. 1616 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Supplemental Information—GAAP to Non-GAAP Reconciliation

US$ millions	Q3 18	Q4 18	2018
Net Sales	$126.8	$99.0	$542.1
GAAP Gross Profit	46.4	35.3	193.7
GAAP Gross Margin	36.6%	35.6%	35.7%
Add: Release of inventory fair value step-up for purchase accounting	1.4	0.1	2.5
Add: Share-Based Comp	0.5	0.3	1.9
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	0.1	0.3
Non-GAAP Gross Profit	$48.4	$35.7	$198.5
Non-GAAP Gross Margin	38.2%	36.0%	36.6%

US$ millions	Q3 18	Q4 18	2018
GAAP Net Income (Loss)	$(9.0)	$(144.7)	$(407.1)
Add: Share-Based Comp	3.3	3.4	16.1
Add: Amortization	4.2	4.2	32.4
Add: Restructuring	1.9	0.7	7.4
Add: Acquisition Related	0.2	0.1	3.0
Add: Release of inventory fair value step-up for purchase accounting	1.4	0.1	2.5
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.2	0.2	1.0
Add: Accelerated Depreciation	0.6	0.6	1.2
Add: Asset Impairment	-	122.8	375.2
Add: Interest Expense	4.8	4.5	18.3
Subtract: Tax Expense (Benefit)	0.3	1.2	(26.7)
Non-GAAP Operating Income (Loss)	$8.0	$(6.9)	$23.2

US$ millions, except per share amounts	Q3 18	Q4 18	2018
GAAP Basic EPS	(0.19)	(3.11)	(8.63)
GAAP Diluted EPS	(0.19)	(3.11)	(8.63)
GAAP Net Income (Loss)	(9.0)	(144.7)	(407.1)
Add: Share-Based Comp	3.3	3.4	16.1
Add: Amortization	4.2	4.2	32.4
Add: Restructuring	1.9	0.7	7.4
Add: Acquisition Related	0.2	0.1	3.0
Add: Release of inventory fair value step-up for purchase accounting	1.4	0.1	2.5
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.2	0.2	1.0
Add: Accelerated Depreciation	0.6	0.6	1.2
Add: Asset Impairment	-	122.8	375.2
Add: Non-Cash Interest Expense	3.0	3.0	11.8
Add: Tax Adjustment from GAAP to Non-GAAP	(0.5)	2.0	(29.1)
Non-GAAP Net Income (Loss)	5.3	(7.5)	14.2
Non-GAAP Basic EPS	0.11	(0.16)	0.30
Non-GAAP Diluted EPS	0.11	(0.16)	0.30

Amounts may not calculate precisely due to rounding.

17 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Veeco

Q4 2018 GAAP to Non-GAAP Reconciliation 18 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $99.0 $99.0 Gross Profit 35.3 0.3 0.1 35.7 Gross Margin 35.6% 36.0% Research and Development 25.0 (0.9) 24.1 Selling, General, and Administrative and Other 21.3 (2.0) (0.7) 18.5 Net Income (Loss) $(144.7) 3.4 4.2 129.5 $(7.5) Income (Loss) Per Common Share: Basic $(3.11) $(0.16) Diluted (3.11) (0.16) Weighted Average Number of Shares: Basic 46.6 46.6 Diluted 46.6 46.6 Other Non-GAAP Adjustments Restructuring 0.7 Acquisition Related 0.1 Release of inventory fair value step-up associated with the Ultratech purchase accounting 0.1 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.2 Accelerated Depreciation 0.6 Asset Impairment 122.8 Non-Cash Interest Expense 3.0 Non-GAAP Tax Adjustment 2.0 Total Other 129.5 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

2018 GAAP to Non-GAAP Reconciliation 19 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $542.1 $542.1 Gross Profit 193.7 1.9 2.8 198.5 Gross Margin 35.7% 36.6% Research and Development 97.8 (3.6) 94.1 Selling, General, and Administrative and Other 92.4 (9.4) (1.9) 81.1 Net Income (Loss) $(407.1) 16.1 32.4 372.9 $14.2 Income (Loss) Per Common Share: Basic $(8.63) $0.30 Diluted (8.63) 0.30 Weighted Average Number of Shares: Basic 47.2 47.2 Diluted 47.2 47.2 Other Non-GAAP Adjustments Restructuring 7.4 Acquisition Related 3.0 Release of inventory fair value step-up associated with the Ultratech purchase accounting 2.5 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 1.0 Accelerated Depreciation 1.2 Asset Impairment 375.2 Non-Cash Interest Expense 11.8 Non-GAAP Tax Adjustment (29.1) Total Other 372.9 Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

Q1 2019 Guidance GAAP to Non-GAAP Reconciliation 20 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $85–$105 $85–$105 Gross Profit 28–37 1 —— 29–38 Gross Margin 33%–35% 34%–36% Net Income (Loss) $(28)–$(19) 4 4 6 $(14)–$(5) Income (Loss) per Diluted Share $(0.59)–$(0.39) $(0.30)–$(0.10) GAAP Net Income (Loss) $(28)–$(19) Share-Based Compensation 4 Amortization 4 Restructuring 2 Interest Expense, Net 4 Income Tax Expense (Benefit) 1 Other 1 Non-GAAP Operating Income (Loss) $(12)–$(3) Q4 2018 Conference Call | © 2019 Veeco Instruments Inc.

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